Exhibit 99.1

Bakkt Agrees to Acquire Distributed Technologies Research Ltd.

- Acquisition advances Bakkt’s global stablecoin settlement and programmable payments strategy

- Company to operate as “Bakkt, Inc.” effective January 22, 2026

- Investor Day scheduled for March 17, 2026 at the New York Stock Exchange

NEW YORK, NY – January 12, 2026 – Bakkt Holdings, Inc. (“Bakkt” or the “Company”) (NYSE: BKKT) today announced that it has agreed to acquire Distributed Technologies Research Ltd. (“DTR”), a global stablecoin payment infrastructure provider.

Pursuant to the definitive agreement, and as consideration for DTR, Bakkt will issue shares of its Class A common stock representing 31.5% of the “Bakkt Share Number,” as defined in the previously announced Cooperation Agreement between Bakkt and DTR filed with the Securities and Exchange Commission on March 19, 2025. Based on the Bakkt Share Number as of the date hereof, this would result in the issuance of approximately 9,128,682 shares of Class A common stock to the DTR shareholders, including DTR’s CEO and principal owner, Akshay Naheta. The final number of shares to be issued will be determined in accordance with the Cooperation Agreement and may change prior to the closing of the transaction. The Company believes this equity consideration appropriately reflects the strategic value of DTR’s technology and assets, which are expected to accelerate Bakkt’s time-to-market for stablecoin settlement, reduce third-party dependency, and support future revenue generation across payments and banking use cases.

The consummation of the transaction is subject to the satisfaction or waiver of customary closing conditions, including receipt of applicable regulatory approvals and approval by Bakkt’s stockholders. The transaction was negotiated, evaluated, and approved by an independent special committee of the Bakkt Board of Directors consisting of Colleen Brown and Mike Alfred, following a comprehensive review process to ensure robust governance for Bakkt and its shareholders.

In connection with the transaction, Intercontinental Exchange, Inc., which beneficially owns approximately 31% of Bakkt’s outstanding Class A common stock as of the date hereof, has agreed to vote such shares in favor of the transaction.

Separately, Bakkt announced that it intends to change its corporate name to “Bakkt, Inc.” effective January 22, 2026. Following the name change, the Company expects to continue to trade on the New York Stock Exchange under the ticker symbol “BKKT.”

“We are pleased to welcome DTR to Bakkt,” said Colleen Brown, Director and member of the Special Committee of Bakkt’s Board of Directors. “This transaction accelerates Bakkt’s evolution toward programmable money and new-age global financial infrastructure and reflects a disciplined approach to capital allocation aligned with long-term platform value creation. It broadens the scope of what our platform can deliver across digital assets and settlement, and creates a strong foundation for the next chapter of Bakkt’s growth.”

“DTR stood out not only for its technology, but for how closely it aligns with the future of digital payments and banking,” said Mike Alfred, Director and member of the Special Committee. “Our integration work over recent months validated that strategic fit. The acquisition will allow Bakkt to consolidate a critical piece of its stablecoin settlement infrastructure and prepares the company to launch its neobanking strategy with multiple distribution partners in the coming months.”

“This transaction represents the culmination of a single, cohesive strategy,” said Akshay Naheta, CEO of Bakkt and Founder of DTR. “Bringing DTR fully into Bakkt completes the transformation of the company into a unified global financial infrastructure platform, combining Bakkt’s market presence and regulatory framework with DTR’s technology. Together, we are positioned to unlock new capabilities and efficiencies for merchants, financial institutions, and end users worldwide. Most importantly, this accelerates platform integration and partner adoption as we move into 2026.”

Bakkt also announced that it plans to host an Investor Day on March 17, 2026, with additional details to be provided in due course.

About Bakkt

Founded in 2018, Bakkt is building the backbone of next-generation financial infrastructure. The Company provides solutions that enable institutional participation in the digital asset economy — spanning Bitcoin, tokenization, stablecoin payments, and AI-driven finance. With the scale, security, and regulatory compliance demanded by global institutions, Bakkt is positioned at the center of a generational transformation in what money is, how it moves, and how markets operate.

Bakkt is headquartered in New York, NY. For more information, visit: https://www.bakkt.com/| X @Bakkt | LinkedIn

For investor and media inquiries, please contact:

Investor Relations

Yujia Zhai

Orange Group

yujia@orangegroupadvisors.com

Media

Luna PR

Gregor@lunapr.io

Laura@lunapr.io

Source: Bakkt Holdings, Inc.

Cautionary Note Regarding Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities and Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements regarding the Company’s expectations regarding the expected timing of the Transactions, the ability of the parties to complete the Transactions, the Company’s plans, objectives, expectations and intentions with respect to future operations, products, services, post-closing commercial arrangements, and the timing and amounts of consideration that the Company may pay in the Transactions. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,”

“intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and beyond the Company’s control. Actual results and the timing of events may differ materially from the results anticipated in such forward-looking statements. You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this release. Unless otherwise required by law, we undertake no obligation to update any forward-looking statements made in this release to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events.

The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: the Company’s ability to grow and manage growth profitably; whether the Company will be able to successfully integrate its operations with those of DTR, including its infrastructure, and achieve the expected benefits therefrom; the regulatory environment for crypto currencies and digital stablecoin payments; changes in the Company’s business strategy, including its adoption of a digital asset treasury strategy; the price of digital assets; risks associated with owning digital assets, including price volatility, limited liquidity and trading volumes, relative anonymity, potential widespread susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual, form and decentralized network; the fluctuation of the Company’s operating results, including because the Company may be required to account for its digital assets at fair value; the Company’s ability to time the price of its purchase of digital assets pursuant to its strategy; the impact of the market value of digital assets on the Company’s ability to satisfy its financial obligations, including any debt financings; unrealized fair value gains on its digital asset holdings subjecting the Company to the corporate alternative minimum tax; legal, commercial, regulatory and technical uncertainty regarding digital assets and enhanced regulatory oversight of companies holding digital assets including the possibility that regulators reclassify any digital assets the Company holds as a security causing the Company to be in violation of securities laws and be classified as an “investment company” under the Investment Company Act of 1940; competition by other Bitcoin treasury companies and the availability of spot-traded products for Bitcoin; enhanced regulatory oversight as a result of the Company’s treasury strategy; the possibility of experiencing greater fraud, security failures or operational problems on digital asset trading venues compared to trading venues for more established asset classes, and any malfunction, breakdown or abandonment of the underlying blockchain protocols, or other technological difficulties, may prevent access to or use of such digital assets; the concentration of the Company’s expected digital asset holdings relative to non-digital assets; the inability to use the Company’s digital asset holdings as a source of liquidity to the same extent as cash and cash equivalents, due to, for example, risks associated with digital assets and other risks inherent to its entirely electronic, virtual form and decentralized network; the Company or a third-party service provider experiencing a security breach or cyber-attack where unauthorized parties obtain access to its digital assets; the loss of access to or theft or data loss of the Company’s digital assets, which could be unrecoverable due to the immutable nature of blockchain transactions; if the Company elects to hold its digital assets through a third-party custodian, the loss of direct control over its digital assets and dependence on the custodian’s security practices and operational integrity which may lead to the loss of its digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian’s security measures are comprised, including as a result of a cyber-attack; the Company not being subject to the legal and regulatory protections applicable to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers; the non-performance, breach of contract or other violations by counterparties assisting the Company in effecting its treasury strategy; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs; changes in the market in which the Company competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations; changes in the markets that the Company targets; volatility and disruptions in the crypto, digital payments and stablecoin markets that subject the Company to additional risks, including the risk that banks may not provide banking services to the Company and market sentiments regarding crypto currencies, digital payments and stablecoins; the possibility that the Company may be adversely affected by other macroeconomic, geopolitical, business, and/or competitive factors; the Company’s ability to launch new services and products, including with its expected commercial partners, or to profitably expand into new markets and services; the Company’s ability to execute its growth strategies, including identifying and executing acquisitions and divestitures and the Company’s initiatives to add new clients; the Company’s ability to reach definitive agreements with its expected commercial counterparties; the Company’s failure to comply with extensive government regulations, oversight, licensure and appraisals; uncertain and evolving regulatory regime governing blockchain technologies, stablecoins, digital payments and crypto; the Company’s ability to establish and maintain effective internal controls and procedures; the exposure to any liability, protracted and costly litigation or reputational damage relating to the Company’s data security; the impact of any goodwill or other intangible assets impairments on the Company’s operating results; the Company’s ability to maintain the listing of its securities on the New York Stock Exchange; and other risks and uncertainties indicated in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K for the year ended December 31, 2024 and its quarterly reports on Form 10-Q for the quarter ended March 31, 2025, the quarter ended June 30, 2025 and the quarter ended September 30, 2025, the risks regarding the Company’s adoption of its investment policy set forth in Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 10, 2025, and the risks regarding the Company’s adoption of its Treasury Strategy set forth in Exhibit 99.1 to its Current Report on Form 8-K, dated as of the date hereof.

You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this release. Unless otherwise required by law, we undertake no obligation to update any forward-looking statements made in this release to reflect events or circumstances after the date of this release or to reflect new information or the occurrence of unanticipated events.

IMPORTANT INFORMATION FOR STOCKHOLDERS

The Company will file with the SEC, and mail to its stockholders, a proxy statement in connection with the proposed Transactions. This communication is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the Transactions. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov.

The Company, DTR and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the proposed Transactions under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 28, 2025, including under the headings entitled “Leadership and Corporate Governance,” “Director Nominees and Continuing Directors,” “Information on Board of Directors and Corporate Governance,” “Director Compensation,” “Proposal No, 1: Election of Class I Directors,” “Proposal No. 2: Approval of Amendment to 2021 Omnibus Incentive Plan to Increase the Number of Authorized Shares of Class A Common Stock Issuable Thereunder,” “Proposal No. 5: Advisory Vote on the Compensation of our Named Executive Officers,” “Proposal No. 6: Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Compensation of our Named Executive Officers,” “Executive Officers,” “Executive Compensation,” “Security Ownership of Certain Beneficial Owners, Directors and Management,” and “Related Person Transactions,” in the Form 3 and Form 4 statements of beneficial ownership and statements of changes of beneficial ownership filed with the SEC by the Company’s directors and executive officers, and under the heading entitled “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Company’s Current Report on Form 8-K filed with the SEC on July 30, 2025, August 12, 2025, September 22, 2025, October 21, 2025, October 31, 2025, November 3, 2025, November 7, 2025 and November 14, 2025.

This release shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company resulting from the proposed Transactions, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.